DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series
Delaware VIP Emerging Markets Series
Delaware VIP Smid Cap Core Series
Delaware VIP High Yield Series
Delaware VIP International Value Equity Series
Delaware VIP Limited-Term Diversified Income Series
Delaware VIP REIT Series
Delaware VIP Small Cap Value Series
Delaware VIP U.S. Growth Series
Delaware VIP Value Series
(each, a "Series")

Supplement to the Series' Standard Class and Service Class
Statutory Prospectuses dated April 30, 2018

Effective as of the date of this supplement, the following replaces the information in the section of the Series' Prospectus entitled "Important information about the Series – Certain management considerations":

Investments by fund of funds and similar investment vehicles

Certain fund of funds and pooled vehicles, whose shareholders are limited to insurance companies' investment accounts, may invest in the Series. From time to time, they may place large purchase or redemption orders with the Series due to their allocation or rebalancing requirements. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Series may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series are governed by US laws and regulations.

Please keep this supplement for future reference.

This Supplement is dated November 30, 2018.